Exhibit 10.4

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT IS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION IS REPLACED WITH ASTERISKS.

FIRST AMENDMENT

TO PROCESSOR AGREEMENT

THIS FIRST AMENDMENT TO PROCESSOR AGREEMENT (“Amendment”) dated March 1, 2005, by and between GOLDEN RETRIEVER SYSTEMS, L.L.C. (“GRS”) and REWARDS NETWORK INC. (“CUSTOMER”), amends the Processor Agreement dated August 23, 2004, by and between GRS and CUSTOMER (the “Agreement”).

WITNESSETH THAT:

WHEREAS, CUSTOMER and GRS desire to amend the term and certain pricing contained in the Agreement;

NOW, THEREFORE, for and in consideration of the promises and mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

FIRST

The effective date of the Agreement is hereby modified and deemed to be effective as of the first day of the month following the date of this Amendment.

SECOND

The pricing table in Exhibit A, number 4. is hereby deleted and replaced in its entirety as follows:

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THIRD

Except as specifically modified or amended by the terms of this Amendment, all other terms and provisions of the Agreement, shall continue in full force and effect and are hereby ratified and confirmed by the parties, and all of said documents are hereby deemed amended, to the extent required, to reflect the provisions hereof.

Rewards Network Amendment

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT IS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION IS REPLACED WITH ASTERISKS.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized representatives as of the date first above written.

REWARDS NETWORK INC.		GOLDEN RETRIEVER SYSTEMS L.L.C.

By:	/s/ George Wiedemann	By:	/s/ Harry E. Hasselman
Title:	President and CEO	Title:	Member - Secretary
Date:	March 1, 2005	Date:	March 8, 2005

Rewards Network Amendment